UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 29, 2003

Date of Report (date of earliest event reported)

SUN MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15086	94-2805249

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4150 Network Circle

Santa Clara, CA 95054-1778

(Address of principal executive offices)

(650) 960-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Text of press release issued by Sun Microsystems, Inc., dated September 29, 2003, titled “SUN MICROSYSTEMS TO RECOGNIZE NON-CASH CHARGE FOR THE FOURTH QUARTER OF FISCAL YEAR 2003”

Item 12.    Results of Operations and Financial Condition

On September 29, 2003, Sun Microsystems, Inc. (“Sun”) issued a press release regarding a revision to its previously announced financial results for its fourth fiscal quarter of fiscal year 2003. The full text of Sun’s press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Date: September 30, 2003	By:	/s/ Stephen T. McGowan
Stephen T. McGowan Chief Financial Officer and Executive Vice President, Corporate Resources

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated September 29, 2003, titled “SUN MICROSYSTEMS TO RECOGNIZE NON-CASH CHARGE FOR THE FOURTH QUARTER OF FISCAL YEAR 2003”